Exhibit 10.7

EXECUTION COPY

OMNIBUS AMENDMENT NO. 1

THIS OMNIBUS AMENDMENT NO. 1, dated as of January 8, 2015 (this “Amendment”), to the Existing Credit Agreement and the Existing Guarantee and Security Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among CARLYLE GMS FINANCE, INC., a Maryland corporation (the “Borrower”), the Lenders party hereto and SUNTRUST BANK, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) under the Existing Credit Agreement and Existing Guarantee and Security Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Senior Secured Revolving Credit Agreement, dated as of March 21, 2014 (the “Existing Credit Agreement”; as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Collateral Agent are parties to the Guarantee and Security Agreement, dated as of March 21, 2014 (the “Existing Guarantee and Security Agreement”; as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee and Security Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend the Existing Credit Agreement and the Administrative Agent and Collateral Agent agree to, and the Lenders consent to, amend the Existing Guarantee and Security Agreement and the Lenders, Administrative Agent and Collateral Agent are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendments set forth below and the other terms hereof;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article IV.

“Borrower” is defined in the preamble.

“Collateral Agent” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Existing Guarantee and Security Agreement” is defined in the second recital.

“Guarantee and Security Agreement” is defined in the second recital.

SECTION 1.2. Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENT TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the Amendment Effective Date (as hereinafter defined), the Existing Credit Agreement is amended in accordance with this Article II.

SECTION 2.1. Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(a) The definition of “Adjusted Shareholders’ Equity” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Adjusted Shareholders’ Equity” means, at any time, the sum of (a) Shareholders’ Equity as of such date and (b) from and after the First Amendment Effective Date, uncalled capital commitments of the Borrower up to an amount not exceeding $100,000,000, so long as (A) the Borrower has granted the Collateral Agent a first priority perfected Lien in such uncalled capital commitments pursuant to the Security Documents and (B) uncalled capital commitments owed by investors of the Borrower that are Defaulted Investors shall not be included in the calculation of Adjusted Shareholders’ Equity.”.

(b) The following defined term is hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical sequence:

““First Amendment Effective Date” means January 8, 2015.”.

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ARTICLE III

AMENDMENT TO EXISTING GUARANTEE AND SECURITY AGREEMENT

Subject to the occurrence of the Amendment Effective Date (as hereinafter defined), the Existing Guarantee and Security Agreement is amended in accordance with this Article III.

SECTION 3.1. Amendment to Section 1.02. The following defined term is hereby added to Section 1.02 of the Existing Guarantee and Security Agreement in the appropriate alphabetical sequence:

““First Amendment Effective Date” means January 8, 2015.”.

SECTION 3.2. Amendment to Section 7.01. Section 7.01 of the Existing Guarantee and Security Agreement is hereby amended as follows:

(a) Clause (a) of Section 7.01 of the Existing Guarantee and Security Agreement is hereby amended by replacing the text “since the date hereof” where it appears therein with the text “since the First Amendment Effective Date” in its place.

(b) Clause (d) of Section 7.01 of the Existing Guarantee and Security Agreement is hereby amended by replacing the text “since the date hereof” where it appears therein with the text “since the First Amendment Effective Date” in its place.

SECTION 3.3. Amendment to Section 8.03. Clause (a) of Section 8.03 of the Existing Guarantee and Security Agreement is hereby amended by replacing the text “since the date hereof” where it appears therein with the text “since the First Amendment Effective Date” in its place.

SECTION 3.4. Amendment to Section 10.03. Clause (h) of Section 10.03 of the Existing Guarantee and Security Agreement is hereby amended by replacing the text “since the date hereof” where it appears therein with the text “since the First Amendment Effective Date” in its place.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

SECTION 4.1. Effective Date. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrower, the Lenders and the Collateral Agent.

ARTICLE V

REAFFIRMATION OF LIEN GRANT

SECTION 5.1. Reaffirmation. After giving effect to the amendments set forth in Article III, the Borrower hereby absolutely and unconditionally reaffirms to the Administrative Agent, for the benefit of the Secured Parties, its grant of a Lien in the Collateral pursuant to, and in accordance with, Section 4 of the Guarantee and Security Agreement.

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ARTICLE VI

MISCELLANEOUS

SECTION 6.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 6.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.

SECTION 6.3. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 6.4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement, the Existing Guarantee and Security Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement, the Existing Guarantee and Security Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Existing Credit Agreement, the Existing Guarantee and Security Agreement or any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, each reference in the Existing Guarantee and Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Guarantee and Security Agreement and each reference in the other Loan Documents to “the Credit Agreement”, “Guarantee and Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement or the Existing Guarantee and Security Agreement, as applicable, shall mean and be a reference to the Existing Credit Agreement or the Existing Guarantee and Security Agreement, as applicable, as modified hereby.

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SECTION 6.7. Representations and Warranties. To induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders on the Amendment Effective Date that (A) the representations and warranties contained in Article III of the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of any portion of any representations and warranties already subject to a materiality qualifier, true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (B) no Default has occurred and is continuing.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	CARLYLE GMS FINANCE, INC.

By:
	Name:	ORIT MIZRACHI
	Title:	Chief Operating Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1—CARLYLE GMS FINANCE, INC.

LENDERS:	SUNTRUST BANK, as Administrative Agent, Collateral Agent and a Lender

By:
	Name:	Doug Kennedy
	Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1—CARLYLE GMS FINANCE, INC.

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:	Lauren Gubkin
Title:	Vice President J.P. Morgan

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1—CARLYLE GMS FINANCE, INC.

BARCLAYS BANK PLC, as a Lender

By:
Name:	Christine Aharonian
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1—CARLYLE GMS FINANCE, INC.

MORGAN STANLEY BANK, N.A., as a Lender

By:
Name:	Harry Comninellis
Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1—CARLYLE GMS FINANCE, INC.